Prospectus Supplement	June 30, 2010

PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON Prospectuses dated April 30, 2010

Effective September 1, 2010, the name of the fund will change to Putnam VT George Putnam Balanced Fund.

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Prospectus Supplement	June 30, 2010

PUTNAM VT MID CAP VALUE FUND Prospectuses dated April 30, 2010

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

This notice is to inform you of some upcoming changes to Putnam VT Mid Cap Value Fund. Effective September 1, 2010, the name of the fund will change to Putnam VT Multi-Cap Value Fund. This new name better reflects its investment strategy, which is changing (also on September 1, 2010) to allow the fund to invest in companies of any size. The fund will continue to invest mainly in common stocks of U.S. companies, with a focus on value stocks, but it will no longer be required to invest at least 80% of its net assets in midsize companies.

At Putnam, we are continually assessing our lineup of mutual funds to ensure that we provide clients with the options they need to create diversified portfolios. The changes to the fund will increase the investment opportunities available to the fund’s portfolio manager. We believe shareholders will be well served by the manager’s ability to invest freely in companies of any size, with access to the extensive resources of Putnam’s equity research department, which includes analysts who cover large-, mid-, and small-cap stocks.

The fund’s prospectuses are supplemented by this document to reflect the changes to the fund’s name and investment policy. If you have any questions about these changes or your Putnam account, please call Putnam toll-free at 1-800-225-1581. Thank you for investing with Putnam.

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Prospectus Supplement	June 30, 2010

PUTNAM VT NEW OPPORTUNIES FUND Prospectuses dated April 30, 2010

Effective September 1, 2010, the name of the fund will change to Putnam VT Multi-Cap Growth Fund.

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Prospectus Supplement	June 30, 2010

PUTNAM VT VISTA FUND Prospectuses dated April 30, 2010

Putnam Investment Management, LLC (“Putnam Management”), the fund’s investment manager, has recommended, and the fund’s Board of Trustees has approved, the merger of Putnam VT Vista Fund into Putnam VT New Opportunities Fund, a growth-style equity fund which seeks long-term capital appreciation and which may invest in companies of any size. Effective September 1, 2010, Putnam VT New Opportunities Fund will be re-named Putnam VT Multi-Cap Growth Fund to better reflect the fund’s investment strategy.

Putnam Management has recommended the merger because it believes that it is in the best interests of shareholders of Putnam VT Vista Fund to be invested in a fund with more flexibility to invest in attractive companies regardless of capitalization size. Putnam Management believes that this flexibility may increase the likelihood of delivering strong investment performance over the long-term. In addition, after the merger, Putnam VT Vista Fund shareholders would be invested in a larger fund with a lower expense ratio.

Completion of the merger is subject to a number of conditions. The merger is currently expected to occur in late September 2010, but no later than December 31, 2010. The merger will be effected at the relative net asset value of the funds as of the close of business on the business day immediately before the merger. Shares of each class of Putnam VT Vista Fund will, in effect, be converted into shares of the same class of Putnam VT Multi-Cap Growth Fund with the same aggregate net asset value. The merger is expected to be tax-free to shareholders of Putnam VT Vista Fund.

To align the portfolios of Putnam VT Vista Fund and Putnam VT Multi-Cap Growth Fund, Putnam Management expects to sell certain of Putnam VT Vista Fund’s portfolio securities before the merger. These sales, which are not expected to occur until shortly before the merger, will result in brokerage commissions and other transaction costs.

Putnam VT Vista Fund will be closed to new accounts on or about July 15, 2010. For more information about Putnam VT New Opportunities Fund, please visit the Individual Investors’ section of www.putnam.com or call 1-800-225-1581 for a prospectus.

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